November 13, 2012 David Nelms, Chairman & Chief Executive Officer Bank of America Merrill Lynch 2012 Banking & Financial Services Conference Exhibit 99.1 © 2012 DISCOVER FINANCIAL SERVICES

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the
Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition,"
"Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and
Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30, 2011;
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly
Reports on Form 10-Q for the quarters ended February 29, 2012, May 31, 2012 and August 31, 2012; and “Risk
Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2012, which are on file with the
SEC.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network and
Diners Club International
®
. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

Overview:
Executing on direct banking and payments strategy
Grow receivables, sales and profits in card
• Use brand, service and rewards competitive advantages to grow share
• Leverage credit risk management capabilities to maximize returns
Diversify our lending portfolio
• Apply unsecured lending and marketing capabilities to drive asset growth
• Generate attractive risk-adjusted returns from student and personal loans
Increase acceptance globally and exploit opportunities in payments
• New network/acquirer/issuer partnerships drive acceptance and volume
• Aggressively pursue alternative payments
Deploy excess capital to drive shareholder value

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DISCOVER

Discover Card:
Leveraging and strengthening our competitive advantages
Rewards Brand
Online and Mobile Customer Service
• #1 in customer loyalty for 16 years
(1)
• One of the top 2 cards that cardholders
would recommend to a friend
(2)
• Recognized by multiple national surveys as
one of the top customer service providers
Note(s)
1. 2012 Brand Keys Customer Loyalty Engagement Index Report
2. 3Q 2012 Millward Brown Brand Tracker Study
• 100% U.S.-based
employee customer
service strategy

Discover Card:
Delivering strong loan growth and credit performance
Loans (%YOY) Net Charge-off Rate (%)
Source SEC Filings, calendar year data, internal estimates
Note(s)
1. Includes weighted average card receivables growth for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card excl. HSBC and installment loans), Citi (Citi-branded Cards N.A.), and JPMorgan Chase (Card Services periods prior to 3Q08 adjusted to include estimated WaMu receivables)
2. Weighted average rate; includes U.S. card net charge-off rates for Citi (Citi-branded Cards N.A.), JPMorgan Chase (Card Services), Capital One (Domestic Card),
American Express (U.S. Card) and Bank of America (U.S. Card)
(1) (2)
0%
2%
4%
6%
8%
10%
12%
1Q08 3Q09 1Q11 3Q12
Discover Peer Group
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
1Q08 3Q09 1Q11 3Q12
DFS (CY) Peer Group

Discover Card:
Driving better than peer returns
Note(s)
1. Trailing four quarters calendar year data as of quarter ended 9/30/12; see appendix for Discover GAAP reconciliation
2. Competitors include American Express (U.S. Card), Bank of America (Card Services), Capital One (U.S. Card excluding estimated HSBC one-time adjustments), Citi (Citi-branded
Cards N.A. based on segment tax rate), and JPMorgan Chase (Card Services)
Pre-Tax Card ROA
(excluding change in loan loss reserves)
(1,2)
6.0%
5.9%
5.0%
3.4%
2.9%
1.8%
AXP DFS COF BAC JPM C

Private Student Loans:
Financing source that complements federal student loans
Source College Board, Trends in Student Aid (Preliminary 2012);
excludes family contribution totals
Sources of Education Funding
Discover Student Loans
• Fixed or variable interest rates
• Zero origination fees
• Eligibility based on credit scores
with high cosigner rates
• Non-profit schools with 4-year
undergraduate or graduate degree
programs
Federal Student Loans
• Fixed interest rates
• 1-4% origination fees
• Not based on credit scores
• Non-profit and for-profit schools,
including 2-year and non-degree
programs
Total: $244Bn
Grants and
Other
$133
Federal Loans
$105
Private Loans
$6

Private Student Loans:
Strategic purchases complement strong organic growth
YTD 2012 Managed
Net Charge-off Rates
Note(s)
1. Contractual receivables is a non-GAAP measure, see appendix for reconciliation
2. Based on contractual loan data; includes loans in forbearance but excludes loans in deferment for period end
3. Defined as net losses to average contractual receivables which is a non-GAAP measure for DFS, see appendix for reconciliation
4. Defined as net losses to average receivables for the private education loan portfolio
% in
Repay
1% 8% 20% 66%
Acquired Portfolios
66%
Contractual Private Student
Loan Growth ($Bn)
(4)
Source Company filings for Sallie Mae, calendar-year figures for Discover
(3)
(1)
(2)
2.1
2.8
5.7
5.2
$0.1
$0.6
$1.0
$7.8
$8.0
2008 2009 2010 2011 3Q12
1.0%
2.7%
DFS SLM

Private Student Loans:
Achieving 2012 initiatives
• Added to lender list at 50 more schools bringing total schools to ~1,300
• Continued enhancement of underwriting capabilities
• Higher repeat business and cross-sell penetration
• Targeted graduate and professional degree products
• Introduced fixed rate student loans

Discover Home Loans:
Acquisition provides targeted expansion path
• Purchased Home Loan Center
assets for ~$56 million
• Proprietary direct-to-consumer
technology platform scalable to
accommodate future growth
• Closed in June 2012
Acquisition
Business Model
• Fee-based model, loan assets sold
to investors with servicing released
• 1
st
lien conforming & FHA loans
• Marketing efforts directed to
Discover customers and online
lead aggregation

DISCOVER
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Today's Rates
Illinois
Type
Rate
APR
30 Year Fixed
3.500%
3.684%
15 Year Fixed
2.875%
3.187%
5/1 ARM
3.375%
3.476%
Important Rate Details
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Rates as of: NOV 5, 2012 / 11:38 AM

Discover Home Loans: Successfully launched home loan product 11

PULSE:
Driving profitable volume growth
Transaction Growth (YOY)
• Momentum in new issuer
additions continues in 2012
• Short-term acquirer agreements
and disciplined approach to
routing incentives have resulted
in profitable volume growth and
increased market share
• Competitors’ new debit
strategies, which are not fully
implemented, could be disruptive
to level playing field
7.2%
12.9%
18.4%
1Q12
2Q12 3Q12

DISCOVER

Дайнерс Клаб
ИНТЕРНЭШНЛ
Diners Club
INTERNATIONAL

ICBC 中国工商银行
INDUSTRIAL AND COMMERCIAL BANK OF CHINA

RUSSIAN STANDARD BANK

HDFC BANK

Diners Club International:
Adding issuing and acquiring relationships
India Russia China
• Second largest
private bank and
largest credit card
issuer in India
• Largest credit card
issuer in Russia
• Will issue Diners
Club and Discover
branded cards
• Largest credit card
issuer in China, one
of the largest banks
globally

Alternative Payments:
Active in alternative payments and demonstrating flexibility
Mobile Wallet Universe Discover
Embedded Payment
Credential
(NFC)
External Payment
Credential
(Cloud + Proxy)
PayPal
Square
Serve
PayPass
LevelUp
V.Me
Starbucks
Amazon
Google Wallet
Apple
MCX
ISIS
Sprint
• Focus on an open wallet strategy
• Gain volume beyond existing
issuing relationships
• Mobile functionality includes:
Real-time alerts
Marketing at point-of-sale
• NFC acceptance parity in U.S.
with terminals at over 200k
merchant locations

PayPal
50+ MILLION ACTIVE WALLETS IN THE CLOUD

DISCOVER
VISA
MasterCard
Diners Club
AMERICAN EXPRESS
PayPal

Alternative Payments:
Working to support PayPal at the point-of-sale
• Operates system with its own
brand, pricing and operating rules
• Will be the issuer of PayPal card
PayPal
• Enables in-store PayPal
transactions
• Provides PayPal access to more
than 7 million merchants
• Increases network transaction
volume
Discover

Shareholder Value:
Enhancing returns through effective capital deployment
• Returned ~$975 million in capital to shareholders in Q1 through Q3 with share repurchases and dividends
• Repurchased 4%+ of outstanding shares in last two quarters
• Broadened capital structure by issuing $575 million of preferred stock
• Revisit common dividend at least annually
• Generated returns above 15% ROE target during FY2012 with
excess capital

• Growing receivables, sales and profits in card
• Diversifying our product suite
• Increasing acceptance globally and exploiting opportunities in payments
• Deploying excess capital to drive shareholder value
Summary:
Executing on direct banking and payments strategy

Appendix

Reconciliation of GAAP to Non-GAAP data
(unaudited, $ in billions) 11/30/11 8/31/12
GAAP Recorded Balance Purchased (Private) Credit Impaired Student Loans (ending loans) $5.3 $4.9
Adjustment for Purchase Accounting Discount 0.4 0.4
Contractual Value Purchased (Private) Credit Impaired Student Loans (ending loans)
(1)
$5.7 $5.2
GAAP Private Student Loans (ending loans) 2.1 2.8
Contractual Value Private Student Loans (ending loans)
(1)
$7.8 $8.0
Twelve Months Ended
(unaudited, $ in billions) 12/31/11
GAAP Recorded Balance Purchased (Private) Credit Impaired Student Loans (average loans) $3.5
Adjustment for Purchase Accounting Discount 0.5
Contractual Value Purchased (Private) Credit Impaired Student Loans (average loans)
(1)
$4.1
GAAP Private Student Loans (average loans) 1.7
Contractual Value Private Student Loans (average loans)
(1)
$5.8
Twelve Months Ended
(unaudited, $ in millions) 12/31/11
GAAP Private Student Loan Net Principal Charge-offs $8.1
Adjustment for Purchased (Private) Credit Impaired Student Loans Net Principal Charge-offs 47.5
Contractual Private Student Loan Net Principal Charge-offs
(2)
$55.6
Twelve Months Ended
(unaudited, $ in millions, calendar year data) 9/30/12
Card Pretax Income $3,396
Non-Card Pretax Income 394
GAAP Direct Banking Pretax Income $3,790
Card Pretax Income $3,396
Card Reserve Changes 649
Card Pretax Income (Excluding Reserve Changes) $2,747
GAAP Average Card Receivables $46,557
Card Pretax Return on Assets (Excluding Reserve Changes)
(3)
5.90%
Note(s)
1. The contractual value of the purchased private student loan portfolio is a non-GAAP measure and represents purchased private student loans excluding the purchase accounting discount. The contractual value of the private student loan portfolio is meaningful to investors to understand total outstanding student loan balances without the purchase accounting discount
2. Contractual private student loan net principal charge-offs is a non-GAAP measure and include net charge-offs on purchase credit impaired loans. Under GAAP any losses on such loans are charged against the nonaccretable difference established in purchased credit impaired accounting and are not reported as charge-offs. Contractual net principal charge-offs is meaningful to investors to see total portfolio losses
3. Card pre-tax return on assets excluding loss reserve changes is a non-GAAP measure and represents the pre-tax earnings of Discover's U.S. credit card business excluding changes to the allowance for loan loss reserve.  Card pre-tax return on assets excluding loss reserve changes is a meaningful measure to investors because it provides a competitive performance benchmark